UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

PREMIER PRODUCT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51232	85-3285491
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6303 Owensmouth, #1058

Woodland Hills, CA 91367

(Address of principal executive offices) (Zip Code)

818-798-1878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

ITEM 8.01. Other Events.

On October 25, 2021, Premier Product Group, Inc is addressing the issue of the Expert Status on OTC Markets.

Who can access the Expert Market?

Quotations in Expert Market securities are restricted from public viewing. Only broker-dealers and professional or sophisticated investors are permitted to view quotations in Expert Market securities.

Despite the restrictions on who can view quotations, the Expert Market does not impose restrictions on who can trade securities. Rule 15c2-11 governs a broker’s ability to submit, publish or distribute quotations (i.e., bids and offers) in OTC securities. The Rule does not apply to the underlying transactions or the ability of an investor to buy or sell a security.

How did we get here?

PMPG could have provided completed financials to the Auditor in time to file the 2nd Quarter financials prior to the 15c2-11 amendment date of September 28th, 2021. After lengthy discussions, the Auditor decided that PMPG’s Accountants have to amend the 2020 10K filing and 2021 1st Quarter 10Q filing prior to filing the 2nd Quarter 10Q filing.

The Auditor overlooked in prior filings, the non-booking of derivatives on liability notes. At this point, it was PMPG’s understanding that PMPG cannot file the 2nd Quarter 10Q filing before the amended filings are completed. Due to the extremely short and limited time frame to complete the amendments, PMPG could not complete the two amended filings and 2nd quarter filing prior to the September 28th 15c2-11 amendment date. The non-filing resulted PMPG to be classified to the Expert Market.

Could PMPG prevented the Expert Market corporate Action?

PMPG met its obligations to the Auditor and PMPG could have provided the financials on time for the Auditor’s review to file the 2nd quarter financials. While the Auditor had five (5) months to review and amend the prior filings, the Auditor made the decision to amend the prior filings in early September. This extremely late decision by the Auditor put a strain on PMPG and the Accountants. PMPG and the Accountants worked day and night to complete the amended financials for the Auditor’s review in a limited time frame.

Shareholder Transparency

Shareholders please note as a fully reporting company, the Auditor have the final say on PMPG’s audited and reviewed filings. The Auditor’s decision to amend the filings were completed in the ‘Spirit of Transparency’ to PMPG’s Shareholders.

Next steps to go back to Pink Sheet current

PMPG is currently working on the process to become Pink Sheet current again. PMPG will give Shareholders updates as soon as updates come in.

2

SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Premier Product Group, Inc

Date: October 25, 2021	/s/ Tony Hicks
Tony Hicks
Chairman of the Board and CEO

3